UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2026

Callan JMB Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42506	99-0931141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Flightline Drive Spring Branch, Texas	78070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 438-0395

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CJMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 18, 2026, Callan JMB Inc., a Nevada corporation (the “Company”), entered into a First Amended and Restated Purchase Agreement (the “Amended Purchase Agreement”) with a certain investor (the “Investor”), which amends and restates that certain Purchase Agreement dated July 24, 2025, as amended by that certain Amendment to Purchase Agreement entered into as of March 10, 2026 (together, the “Original Purchase Agreement”). Under the Amended Purchase Agreement, the Company has the right, but not the obligation, to sell to the Investor up to an aggregate of $75 million (the “Investment Amount”) of shares (the “ELOC Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), increased from $25 million under the Original Purchase Agreement, subject to the terms and conditions set forth therein.

The term of the Amended Purchase Agreement is through the earlier of (i) April 1, 2027 or (ii) the date on which the Investor has purchased ELOC Shares for an aggregate purchase price of the Investment Amount. During the term, the Company may deliver Regular Purchase Notices in an amount between $500,000 and $2,000,000 per notice, each Regular Purchase priced at 95% (or 75% if the Common Stock is suspended from trading or delisted from the Principal Market) of the lowest daily trading price of the Common Stock during a Regular Purchase Measurement Period beginning on the day the Investor receives the Purchase Notice and ending on the Trading Day upon which the aggregate dollar volume of the Common Stock traded on the Principal Market equals five (5) times the Purchase Amount, subject to a five (5) Trading Day minimum.

In connection with each Regular Purchase, the Company will deliver Pre-Settlement Regular Purchase Shares to the Investor no later than two (2) Trading Days after the Regular Purchase Notice Date, equal to the Purchase Amount divided by 90% of the Closing Sale Price on the date immediately preceding the Regular Purchase Notice Date.

The Company may also deliver Exemption Purchase Notices in amounts between $500,000 and $2,000,000 per notice. The purchase price per share for each Exemption Purchase is 90% (or 80% if the Common Stock is suspended from trading or delisted from the Principal Market) of the lowest daily trading price during the Exemption Purchase Measurement Period, which ends on the Trading Day upon which the aggregate dollar volume of the Common Stock traded on the Principal Market equals five (5) times the Purchase Amount, subject to a three (3) Trading Day minimum.

The Company shall not deliver any Purchase Notices if the Closing Sale Price is below the Floor Price of $1.00.

The Investor’s ownership of Common Stock is subject to a 4.99% beneficial ownership limitation. The Company is not obligated to sell any shares under the Amended Purchase Agreement and may consider a range of factors in determining whether to issue Purchase Notices.

If the Company terminates the Amended Purchase Agreement and has sold less than $7,500,000 to the Investor (other than as a result of the beneficial ownership limitation), the Company shall pay a Termination Fee of $250,000, payable in cash or shares of Common Stock at the Company’s discretion.

The issuance of the ELOC Shares is being made pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act.

In addition, on August 18, 2026, the Company has also entered into a First Amended and Restated Registration Rights Agreement with the Investor (the “Amended Registration Rights Agreement”), which amends and restates the original Registration Rights Agreement dated July 24, 2025. Under the Amended Registration Rights Agreement, the Company must file with the Securities and Exchange Commission within 30 days of signing, an initial Registration Statement, separate from and in addition to the effective Registration Statement, covering the increased number of Registrable Securities associated with the expanded $75 million facility, including the offering and sale of the ELOC Shares and the Commitment Shares. If the Company fails to timely file that initial Registration Statement, it will be required to issue to the Investor 25,000 shares of Common Stock within two Trading Days after such failure. If the Company fails to have that initial Registration Statement declared effective by the applicable Effectiveness Deadline, it will be required to issue to the Investor 25,000 shares of Common Stock within two Trading Days after such failure.

The Amended Purchase Agreement and the Amended Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Amended Purchase Agreement and the Amended Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the forms of the Amended Purchase Agreement and the Amended Registration Rights Agreement, copies of which have been filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K will have the meanings assigned to them by the Amended Purchase Agreement and the Amended Registration Rights Agreement.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the securities in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Forward-Looking Statements

This Report and the exhibit(s) attached hereto, including the disclosures set forth herein, contain certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or intention to update these forward-looking statements contained in this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Form of First Amended and Restated Purchase Agreement, dated August 18, 2026, by and between Callan JMB Inc. and the Investor.
10.2	Form of First Amended and Restated Registration Rights Agreement, dated August 18, 2026, by and between Callan JMB Inc. and the Investor.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2026	Callan JMB Inc.

	By:	/s/ Wayne Williams
	Name:	Wayne Williams
	Title:	Chief Executive Officer